Exhibit 99.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Seagate Technology (the “Company”) on Form 10-Q for the quarterly period ended December 27, 2002, as filed with the Securities and Exchange Commission on February 10, 2003 (the “Report”), I, Stephen J. Luczo, chief executive officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 10, 2003	/s/ STEPHEN J. LUCZO
Stephen J. Luczo Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Seagate Technology and will be retained by Seagate Technology and furnished to the Securities and Exchange Commission or its staff upon request.